SUBSCRIPTION AGREEMENT

                                  INSTRUCTIONS

         Each subscriber must complete and sign the Subscription Agreement in accordance with the following instructions. Subscribers must meet certain requirements in order for One World Online.com, Inc. (the "Company"), a Nevada corporation, to comply with the offering exemptions from registration and qualification under the Federal Securities Act of 1933, as amended, and applicable state securities laws. The Company will be relying on the accuracy and completeness of information provided in the Subscription Agreement to establish the qualifications of prospective investors and the Company's legal right to sell these securities. The Subscription Agreement will at all times be kept strictly confidential, unless necessary to establish the legality of a prospective investor's participation in the offering. The Company should be contacted immediately if there is any change in the information the prospective investor has provided.

         1. Complete and sign the SUBSCRIPTION AGREEMENT.

         2. The following sets forth the number of signatures required for different forms of ownership:

         Form of Ownership:              Signatures Required
         ------------------              -------------------

         Individual:                     One signature required.

         Joint Tenants With
          Right of Survivorship:         Both parties must sign.

         Tenants in Common:              All parties must sign.

         Community Property:             One signature required if security will
                                         be held  in one  name;  two  signatures
                                         required  if  security  will be held in
                                         both names.

         Corporation:                    Signature  of  authorized   officer  or
                                         officers required.

         Partnership:                    Signature of general partner  required;
                                         additional  signatures only if required
                                         by partnership agreement.

         Trust:                          Trustee's   signature   must   indicate
                                         "Trustee for the __________ Trust."

         Other Entities:                 As required by the applicable  document
                                         governing such entity.

                             SUBSCRIPTION AGREEMENT

                           ONE WORLD ONLINE.COM, INC.
                4778 North 300 West, Suite 200, Provo, Utah 84604
                              PHONE: (801) 852-3540
                               FAX: (801) 852-3550

         THIS SUBSCRIPTION AGREEMENT ("Agreement") made this 22nd day of May, 2000, by and between One World Online.com, Inc., a Nevada corporation (the "Company") and (the "Subscriber"), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

         1. Subscription. The Subscriber hereby subscribes for one hundred thousand (100,000) shares of Series A Convertible Preferred Stock (the "Shares") at a price of $3.00 per Share, and agrees to make a capital contribution to the Company in the amount of three hundred thousand dollars ($300,000). One hundred thousand dollars ($100,000) of the subscription price is tendered herewith, and the remaining subscription price shall be paid in accordance with the terms of the Promissory Note attached hereto as Exhibit A. The subscription evidenced by this Agreement ("Subscription") is an irrevocable offer by the Subscriber to subscribe for the Shares offered by the Company, and, subject to the terms hereof, shall become upon the acceptance thereof by the Company, a contract for the sale of said Shares. Upon acceptance of this subscription by the Company, the net proceeds will be available for immediate use by the Company. Agreements and subscription funds should be sent to the Company.

         2. Acceptance. This Agreement is made subject to the Company's discretionary right to accept or reject the subscription herein in whole or in part, and the Subscriber will be promptly notified as to whether the subscription has been accepted. If the Company shall for any reason reject all or part of this Subscription, the amount paid by the Subscriber with respect to the rejected Subscription, or part thereof, will be refunded, without interest. Acceptance of this Subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

         3. Subscriber Representations. The Subscriber hereby represents and warrants that:

                  (a) The Subscriber's representations in this Agreement are complete and accurate to the best of the Subscriber's knowledge, and the Company and any sales agent may rely upon them. The Subscriber will notify the Company and any such agent immediately if any material change occurs in any of this information before the sale of the Shares.

                  (b) The  Subscriber  is able to bear the  economic  risk of an investment in the Shares for an indefinite period of time, can afford the loss of the entire investment in the Shares, and will, after making an investment in the securities, have sufficient means of providing for Subscriber's current needs and possible future contingencies. Additionally, the Subscriber's overall commitment to investments that are not readily marketable is not disproportionate to Subscriber's net worth and this Subscription will not cause such overall commitment to become excessive.

                  (c) The Shares subscribed for herein will not be sold by the Subscriber without registration under applicable securities acts or a proper exemption from such registration.

                  (d) The Shares subscribed for herein are being acquired for the Subscriber's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The Subscriber is aware that there are substantial restrictions on the transferability of the Shares.

                  (e) The Subscriber has had access to any and all information concerning the Company that the Subscriber and the Subscriber's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. In making the decision to purchase the Shares herein subscribed for, the Subscriber and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon the individual circumstances of the Subscriber. The Subscriber further understands that no opinion is being given as to any securities or tax matters involving the offering.

                  (f) All of the representations and warranties of the Subscriber contained herein and all information furnished by the Subscriber to the Company are true, correct and complete in all respects, and the Subscriber agrees to notify the Company immediately of any change in any representation, warranty or other information set forth herein.

                  (g) The Subscriber also understands and agrees that stop transfer instructions relating to the Shares will be placed in the Company's stock transfer ledger, and that the certificates evidencing the Shares sold will bear legends in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                  (h) The Subscriber knows that the Shares subscribed for herein are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

                  (i) The Subscriber has the capacity to protect Subscriber's own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  (j) This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's Articles of Incorporation, by-laws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.

                  (k) The Shares offered hereby were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

                  (l)  If  initialed  below,  the  Subscriber   represents  that
Subscriber is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

______    1.   I had individual income (exclusive of any income  attributable to
Initial        my spouse) in excess of  $200,000  in each of the most recent two
Here           years and I  reasonably  expect to have an  individual  income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

______    2.   I  have  an  individual  net  worth,  or my  spouse  and I have a
Initial        combined  individual  net  worth,  in excess of  $1,000,000.  For
Here           purposes  of this  Agreement,  "individual  net worth"  means the excess of total assets at fair market value, including home and personal property, over total liabilities.

______    3.   I am  qualified  as an  "accredited  investor"  pursuant  to Rule
Initial        501(a) of Regulation D of the 1933 Act for the following  reason:
Here           _________________________________________________________________
               _________________________________________________________________

FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

______    1.   The  undersigned   hereby   certifies  that  the  Partnership  or
Initial        Corporation  that he/she  represents  possesses  total  assets in
Here           excess of $5,000,000 and was not formed for the specific  purpose of acquiring the securities offered by Company.

______    2.   The undersigned hereby certifies personally, and on behalf of the
Initial        Partnership or Corporation  that he/she  represents,  that all of
Here           the  beneficial   owners  of  equity  qualify   individually   as
               accredited investors under the individual accredited investor test set forth above.

FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

______    1.   The  undersigned  hereby  certifies  that the trust which  he/she
Initial        represents possesses total assets in excess of $5,000,000 and was
Here           not formed for the specific  purpose of acquiring the  securities offered by Company,  and that the purchase of the  securities  is
               directed  by  a   sophisticated   person  as  described  in  Rule
               506(b)(2)(ii) of the Act.

______    2.   The undersigned hereby certifies personally, and on behalf of the
Initial        trust that  he/she  represents,  that such  trust is a  revocable
Here           trust that may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.

FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

______    1.   The undersigned  hereby  acknowledges that he/she is acting as an
Initial        agent or trustee for the following person or entity:
Here

______    2.   The  undersigned  hereby  agrees  to  provide  to  Company,  upon
Initial        Company's  request,  the following  documents:
Here
               (a) a copy of the trust  agreement,  power of  attorney  or other instrument granting the power and authority to execute and deliver the Agreement, or

               (b) an opinion of counsel verifying the  undersigned's  power and authority to execute and deliver the Agreement.

As evidence of the foregoing, the undersigned may be asked to complete a Purchaser Questionnaire in the form attached hereto, the contents of which are hereby certified to be correct.

         4. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

         5. Survival of Representations. The representations, warranties, acknowledgments and agreements made by the Subscriber shall survive the acceptance of this Subscription and run in favor of, and for the benefit of, the Company.

         6. Waiver. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

         7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8. Notices. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed as follows:

         To the Company:      4778 North 300 West, Suite 200, Provo, Utah 84604

         To the  Subscriber:  At the address set forth beneath the  Subscriber's signature

         9. Non-Assignability. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.

         10. Form of Ownership. Please indicate the form of ownership that the Subscriber desires for the Shares:


                         -----      Individual
                         -----      Joint Tenants with Right of Survivorship
                         -----      Tenants in Common
                         -----      Community Property
                         -----      Trust
                         -----      Corporation
                         -----      Partnership
                         -----      Other:

                         [Signature Page For Individual]

DATED this ___ day of _______, 2000.


                                          ----------------------------------
                                          (Signature)

                                          ----------------------------------
                                          (Name - Please Print)

                                          ----------------------------------
                                          (Primary Place of Residence)

                                          ----------------------------------
                                          (City, State and ZIP Code)

                                          ----------------------------------
                                          (Telephone Number - Residence)

                                          ----------------------------------
                                          (Telephone Number - Business)

                                          ----------------------------------
                                          (Social Security or Taxpayer I.D. No.)

ACCEPTED this ____ day of _______, 2000.

ONE WORLD ONLINE.COM , INC.



By___________________________________

                [Signature Page For Corporation or Other Entity]


DATED this ___ day of _______, 2000.


                                           ----------------------------------
                                           (Name of Entity)

                                           ----------------------------------
                                           (Signature of Authorized Person)

                                           ----------------------------------
                                           (Name and Title - Please Print)

                                           ----------------------------------
                                           (Business Address)

                                           ----------------------------------
                                           (City, State and ZIP Code)

                                           ----------------------------------
                                           (Telephone Number - Business)

                                           ----------------------------------
                                           (Taxpayer I.D. No.)

ACCEPTED this ____ day of _______, 2000.

ONE WORLD ONLINE.COM, INC.



By___________________________________

                                    EXHIBIT A
                                 PROMISSORY NOTE

$200,000                                                            May 22, 2000

         FOR VALUE RECEIVED, the undersigned promises and agrees to pay to the order of One World Online.com, Inc. at 4778 North 300 West, Suite 200, Provo, Utah 84604, or at such other place as the holder(s) hereof may designate in writing, the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00), in lawful money of the United States of America, together with interest on the unpaid balance thereof at a rate of eight percent (8%) per annum until paid. Principal and all accrued interest shall be due in full on the third anniversary of this Note ("Due Date").

         Any payments received before the Due Date shall first be applied toward the payment and satisfaction of accrued interest, and the remainder shall be applied toward the reduction of principal. Prepayment of principal may occur hereunder at any time without penalty.

         Notwithstanding the foregoing, in the event any sums provided to be paid hereunder, or under any instrument given to secure the payment of the obligations evidence hereby, is not paid in full when due, the entirety of such payment shall, from the period beginning upon the date of said instrument(s) and continuing during the time it remains unpaid, both before and after judgment, bear interest at a rate of eighteen percent (18%) per annum.

         In the event: (a) petition is filed seeking that the undersigned be adjudged bankrupt; (b) the undersigned makes a general assignment for the benefit of creditors; (c) the undersigned suffers the appointment of a receiver;
(d) the undersigned becomes insolvent; or (e) the undersigned undergoes liquidation, termination, or dissolution, then in any, the entire remaining unpaid balance of both principal and interest owing hereunder shall, at the option of the holder hereof and without notice or demand, become immediately due and payable. In any event, after acceleration of the maturity of the obligations evidenced hereby any unpaid principal balance and accrued interest shall, until paid and both before and after judgment, earn interest at a rate of eighteen percent (18%) per annum. The acceptance of any payment after the occurrence of a default or event giving rise to the right of acceleration provided for in this paragraph shall not constitute a waiver of such right of acceleration with respect to such default or event or any subsequent default or event.

         In the event any payment under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure the payment of the obligation evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay any and all costs and expenses which may be incurred by the holder hereof in connection with the enforcement of any of its rights under this Note or under any such other instrument including court costs and reasonable attorneys' fees, whether incurred with or without suit or before or after judgment.

         Notwithstanding any other provision contained in this Note or in any instrument given to secure the payment of the obligation evidenced hereby: (a) the rates of interest, charges, and penalties provided for herein and therein shall in no event exceed the rates, charges and penalties which result in interest being charged at a rate equaling the maximum allowed by law; and (b) if, for any reasonable whatsoever, the holder hereof ever receives as interest in connection with the transaction of which this Note is part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive unpaid principal balance then outstanding hereunder and not toward payment of interest.

         The makers, sureties, guarantors, and endorsers hereof severally waive presentment for payment, protest, demand, notice of protest, notice of dishonor, and notice of nonpayment, and expressly agree that this note, or any payment hereunder, may be extended from time to time by the holder hereof without in any way affecting the liability of such parties.

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